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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


           -----------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: DECEMBER 12, 2001




                               I-STAT CORPORATION
                               ------------------

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                         0-19841                22-2542664
           --------                        -------                 ----------
          (STATE OR OTHER JURISDICTION OF  (COMMISSION       (I.R.S. EMPLOYER
          INCORPORATION OR ORGANIZATION)   FILE NUMBER)      IDENTIFICATION NO.)



     104 WINDSOR CENTER DRIVE, EAST WINDSOR, NJ               08520
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

                                 (609) 443-9300
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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Item 5. Other Events


i-STAT Corporation (the "Company") issued a press release today announcing that it has closed on its previously announced placement of $30 million of Series D Convertible Preferred Stock with affiliates of Cerberus Capital Management, L.P. The relevant transaction documents were filed with the Securities and Exchange Commission as part of the Company's report on Form 8-K dated December 7, 2001.


Item 7. Exhibits.

(c) Exhibits

Item No.          Exhibit List

3.7* Form of Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock to be filed with the Secretary of State of the State of Delaware.

10.60* Securities Purchase Agreement, dated as of December 6, 2001, between the Registrant and the Purchasers named therein.

10.61* Form of Registration Rights Agreement to be entered into between Registrant and the Purchasers named therein.

10.62* Form of Warrant issued to each of the Series D Stock investors to purchase Common Stock of Registrant.


* THESE ITEMS ARE HEREBY INCORPORATED BY REFERENCE FROM THE COMPANY'S REPORT ON FORM 8-K DATED DECEMBER 7, 2001.



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                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, i-STAT Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            I-STAT  CORPORATION
                                            By:

                                             /s/ Roger J. Mason
                                            ------------------------------------
                                            Roger J. Mason
                                            Vice President of Finance,
                                            Treasurer and Chief Financial
                                            Officer


Date: December 12, 2001